                                                                    Exhibit 4.13

                                 AMENDMENT NO. 1

                  This AMENDMENT NO. 1 ("Amendment") is made as of August 28, 1998 by and among MMH HOLDINGS, INC., a Delaware corporation ("Holdings"), MORRIS MATERIAL HANDLING, INC., a Delaware corporation, as a U.S. Borrower, MATERIAL HANDLING, LLC, a Delaware limited liability company, as a U.S. Borrower, MORRIS MATERIAL HANDLING, LTD., a company organized under the laws of England and Wales, as the U.K. Borrower, MONDEL ULC, an unlimited liability company organized under the laws of Nova Scotia, as a Canadian Borrower, and KAVERIT STEEL AND CRANE ULC, an unlimited liability company organized under the laws of Nova Scotia, as a Canadian Borrower, the lending institutions listed on the signature pages hereto (each, a "Bank" and, collectively, the "Banks") and the new York branch of CREDIT AGRICOLE INDOSUEZ, as syndication agent for the Banks (in such capacity, the "Syndication Agent"), and CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent and as collateral agent for the Banks (in such capacities, the "Administrative Agent" and, together with the Syndication Agent and the Document Agent, the "Agents"). This Agreement is made with reference to that certain Credit Agreement dated as of March 30, 1998, by and among Holdings, the U.S. Borrowers, the U.K. Borrower, the Canadian Borrowers, Agents and the Banks (the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

                  WHEREAS, Holdings, the Borrowers, Agents and the Banks entered into the Credit Agreement; and

                  WHEREAS, the U.K. Borrower desires the ability to obtain letters of credit and guarantees, including bid bonds and performance bonds, under the limits of the U.K. Swingline Loan from the U.K. Swingline Bank; and

                  WHEREAS, the Required Banks desire to amend the Credit Agreement to permit the U.K. Borrower to obtain such back-up obligations and to amend certain other provisions of the Credit Agreement;

                  Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1.  AMENDMENT TO THE CREDIT AGREEMENT

                  1.1 Section 6.14 of the Credit Agreement (Pledge of Additional Collateral) is hereby amended by deleting clause (i) of the first sentence thereof and inserting the following:

         "(i) Real property in the United States or the United Kingdom; provided that for purposes of this Section 6.14, leased Real Property shall only be included if manufacturing operations take place on such leased Real Property,"

                  1.2 Section 7.06(p) of the Credit Agreement (Advances, Investments and Loans) is hereby amended by deleting the proviso contained therein.

                  1.3 Section 7.09(viii) of the Credit Agreement (Transaction with Affiliates) is hereby amended by deleting such clause and inserting the following:

         "(viii) loans or advances to employees and officers of the company or its Subsidiaries on or within 30 days after the Closing Date the proceeds of which are used to acquire Management Stock."

                  1.4 Section 7.20 of the Credit Agreement (Sale and Lease-Backs) is hereby amended by adding the following on the second line thereof after the word "hereof" and before the comma:

         "or the Exempt Sale and Lease-Back Transaction"

                  1.5 Section 9 of the Credit Agreement (Definitions) is hereby amended by deleting the definitions of Designated Acquisition, U.K. Swingline Loan and U.K. Swingline Loan Commitment and inserting the following:

         "'DESIGNATED ACQUISITION' means such acquisition as shall be effected by the U.S. Borrowers in compliance with Section 4.03 (or, in the case of a Designated Acquisition paid for with funds other than the proceeds of an Acquisition Term Loan, in compliance with the informational requirements of Sections 4.03(b) and (d)-(h) as if proceeds of an Acquisition Term Loan were used) and Section 6.18; PROVIDED that the Designated Acquisition entity engages in the MHE Business, and businesses or activities similar or reasonably related thereto."

         "'U.K. SWINGLINE LOAN' means any Swingline Loan, documentary letter of credit or guarantee, including any bid bond or performance bond made or issued by a U.K. Swingline Bank to or for the benefit of the U.K. Swingline Borrower; provided that the terms and conditions of any documentary letter of credit or guarantee, including any bid bond or performance bond shall be as agreed between the U.K. Swingline Bank and the U.K. Swingline Borrower."

         "'SWINGLINE LOAN COMMITMENT' means, with respect to each Bank, the amount set forth below such Bank's name on the signature pages hereto directly across from the entry entitled "U.K. Swingline Loan Commitment," as such amount may be reduced from time to time pursuant to Sections 2.01, 2.02, 3.02 and/or 8; provided that the U.K. Swingline Loan Commitment of ABN AMRO Bank shall be reduced in an amount equal to twelve and one-half percent (12.5%) of the notional amount of, and for the time during which there exists, any outstanding forward foreign exchange contract with the U.K. Borrower."

                  1.6 Section 11.12 of the Credit Agreement (amendment or Waiver) is hereby amended by adding the following sentence to the end thereof:

         "No provision of Sections 3.02(A)(f) through (l) may be amended without the written consent of (a) Banks holding 51% of the Total A Term Loan Commitment, the Total Acquisition Term Loan Commitment and the Total Revolving Loan Commitment (or, if the Total A Term Loan Commitment, the Total Acquisition Term Loan Commitment and the Total Revolving Loan Commitment shall have been terminated, at least 51% of the outstanding A Term Loans, Acquisition Term Loans and Revolving Loans) and (b) Banks holding 51% of the Total B Term Loan Commitment (or, if the Total B Term Loan Commitment has been terminated, 51% of the outstanding B Term Loans)."

                  SECTION 2. RATIFICATION OF AGREEMENT

                  2.1 To induce the Required Banks to enter into this Amendment, the Borrowers and the Guarantors jointly and severally represent and warrant that after giving effect to this

Amendment no violation of the terms of the Credit Agreement exist and all representations and warranties contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  2.2 Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Credit Agreement and the Credit Documents are unchanged, and said agreements, as amended, shall remain in full force and effect and are hereby confirmed and ratified.

                  SECTION 3. COUNTERPARTS; EFFECTIVENESS

                  This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. This Amendment shall become effective as of the date hereof upon the execution of the counterparts hereof by the Borrowers, the Guarantors and the Required Banks.

                  SECTION 4. GOVERNING LAW

                  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

                  SECTION 5. ACKNOWLEDGMENT AND CONSENT
                             BY THE GUARANTORS

                  Each guarantor hereby acknowledges that it has read this Amendment and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Amendment, its obligations under its Guarantee shall not be impaired or affected and such Guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                                    * * * * *

Witness the execution hereof by the respective duly authorized officers of the undersigned as of the date first above written.

                                     MMH HOLDINGS, INC.


                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   VP/Treasurer

                                     MORRIS MATERIAL HANDLING, INC.



                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   Vice President

                                     MATERIAL HANDLING, LLC


                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   Manager

                                     MORRIS MATERIAL HANDLING LTD.


                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   Director

                                     MONDEL ULC


                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   President

                                     KAVERIT STEEL AND CRANE ULC


                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   President

                                     MHE TECHNOLOGIES, INC.,
                                       as a Guarantor


                                              By:      /s/  Richard F. Klumpp
                                                     ---------------------------
                                              Name:    Richard F. Klumpp
                                              Title:   Vice President

                                     PHMH HOLDING COMPANY,
                                       as a Guarantor


                                              By:      /s/  Richard F. Klumpp
                                                     ---------------------------
                                              Name:    Richard F. Klumpp
                                              Title:   Vice President

                                     MATERIAL HANDLING EQUIPMENT NEVADA
                                              CORPORATION,
                                              as a Guarantor


                                              By:      /s/  Ivan Farris
                                                     ---------------------------
                                              Name:    Ivan Farris
                                              Title:   Vice President

                                     CMH MATERIAL HANDLING, LLC


                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   Manager

                                     EPH MATERIAL HANDLING, LLC


                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   Manager

                                     HARNISCHFEGER DISTRIBUTION &
                                              SERVICE LLC


                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   Manager

                                     HPH MATERIAL HANDLING, LLC


                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   Manager

                                     MORRIS MATEIRAL HANDLING, LLC


                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   Manager

                                     MORRIS MECHANICAL HANDLING, INC.


                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   VP/Treasurer

                                     MPH CRANE, INC.


                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   VP/Treasurer

                                     NPH MATERIAL HANDLING, INC.


                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   VP/Treasurer

                                     PHME SERVICE, INC.


                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   VP/Treasurer

                                     SPH CRANE & HOIST, INC.


                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   VP/Treasurer

                                     MHE CANADA ULC


                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   President


                                     3016117 NOVA SCOTIA ULC


                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   President

                                     HYDRAMACH ULC


                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   President

                                     BUTTERS ENGINEERING SERVICES
                                              LIMITED


                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   Director

                                     IVERCOE ENGINEERING LIMITED


                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   Director

                                     LOWFILE LIMITED


                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   Director

                                     HERCULES S.A. DE C.V.


                                              By:      /s/  David D. Smith
                                                     ---------------------------
                                              Name:    David D. Smith
                                              Title:   Director

                                     CANADIAN IMPERIAL BANK OF
                                              COMMERCE, as Administrative
                                              Agent and Collateral Agent
                                              and as a Bank


                                              By:      /s/  Timothy Doyle
                                                     ---------------------------
                                              Name:    Timothy Doyle
                                              Title:   Managing Director

                                     CIBC Inc., as a Bank


                                              By:      /s/  Timothy Doyle
                                                     ---------------------------
                                              Name:    Timothy Doyle
                                              Title:   Managing Director

                                     CREDIT AGRICOLE INDOSUEZ,
                                              as Syndication Agent and
                                              as a Bank


                                              By:      /s/
                                                     ---------------------------
                                              Name:
                                              Title:

                                              By:      /s/
                                                     ---------------------------
                                              Name:
                                              Title:

                                     BANKBOSTON, N.A.
                                              as Documentation Agent and
                                              as a Bank


                                              By:
                                                     ---------------------------
                                              Name:
                                              Title:

                                     ABN-AMRO BANK N.V., as a Bank


                                              By:      /s/ Denis J. Campbell IV
                                                     ---------------------------
                                              Name:    Denis J. Campbell IV
                                              Title:   Vice President


                                     CREDITANSTALT CORPORATE FINANCE,
                                              Inc., as a Bank

                                              By:       /s/ Patrick J. Rounds
                                                     ---------------------------
                                              Name:    Patrick J. Rounds
                                              Title:   Vice President

                                              By:      /s/Jack R. Bertges
                                                     ---------------------------
                                              Name:   Jack R. Bertges
                                              Title:  Senior Vice President

                                     THE FIRST NATIONAL BANK OF
                                              CHICAGO, as a Bank

                                              By:      /s/ Noreen St. Lawrence
                                                     ---------------------------
                                              Name:    Noreen St. Lawrence
                                              Title:   Asst. Vice President

                                     FIRST UNION NATIONAL BANK, as a
                                              Bank

                                              By:      /s/ Scott Santa Cruz
                                                     ---------------------------
                                              Name:    Scott Santa Cruz
                                              Title:   Vice President

                                     FLEET NATIONAL BANK, as a Bank

                                              By:      /s/ Howard J. Diamond
                                                     ---------------------------
                                              Name:    Howard J. Diamond
                                              Title:   Asst. Vice President


                                     ARCHIMEDES FUNDING, L.L.C.,
                                              As a Bank

                                              By: ING Capital Advisors, Inc.,
                                              as Collateral Manager


                                              By:      /s/ Jane M. Nelson
                                                     ---------------------------
                                              Name:    Jane M. Nelson
                                              Title:   Sr. Vice President

                                     RIGGS BANK N.A., as a Bank


                                              By:      /s/ Ana G. Tejblum
                                                     ---------------------------
                                              Name:    Ana G. Tejblum
                                              Title:   Vice President

                                     SANWA BUSINESS CREDIT CORPORATION,
                                              as a Bank


                                              By:      /s/ Peter L. Skavla
                                                     ---------------------------
                                              Name:    Peter L. Skavla
                                              Title:   Vice President

                                     CRESCENT/MACH I PARTNERS, L.P.,
                                              as a Bank

                                              By: TCW Asset Management
                                              Company, Its Investment Mgr.

                                              By:
                                                     ---------------------------
                                              Name:
                                              Title:

                                     WELLS FARGO BANK, N.A., as a Bank


                                              By:      /s/ Dana D. Cagle
                                                     ---------------------------
                                              Name:    Dana D. Cagle
                                              Title:   Vice President

                                     ML CLO XV PILGRIM AMERICA
                                              (CAYMAN) LTD., as Assignee

                                              By: Pilgrim America Invest-
                                              ments, Inc., as its
                                              Investment Manager


                                              By:     /s/ Robert L. Wilson
                                                     ---------------------------
                                              Name:    Robert L. Wilson
                                              Title:   Vice President

                                     SENIOR DEBT PORTFOLIO, as a Bank

                                              By: Boston Management and Re-
                                              Search, as Investment Advisor

                                              By:
                                                     ---------------------------
                                              Name:
                                              Title:

                                     CYPRESS TREE INVESTMENT
                                              MANAGEMENT CO. INC.,
                                              As attorney-in-fact and on
                                              Behalf of First American
                                              Financial Life Insurance
                                              Company, Inc., as Portfolio
                                              Manager


                                              By:
                                                     ---------------------------
                                              Name:
                                              Title: